UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2007

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On January 19, 2007, Michaels Stores, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “Credit Agreement Amendment”) to the Company’s $2,400.0 million senior secured term loan facility with Deutsche Bank Securities Inc., as co-lead arranger and joint bookrunner, J.P. Morgan Securities Inc., as co-lead arranger and joint bookrunner, Banc of America Securities LLC as co-lead arranger and joint bookrunner, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., as co-documentation agent, Credit Suisse, as co-documentation agent, and Deutsche Bank AG New York Branch as administrative agent (the “Term Loan Credit Facility”).  The Credit Agreement Amendment will become effective upon the satisfaction of certain conditions enumerated therein.  The Credit Agreement Amendment amends the Term Loan Credit Facility to reduce the applicable margin on the Company’s borrowings by 0.25%.  As a result of the Credit Agreement Amendment, the applicable margins under the Term Loan Credit Facility will be 1.75% with respect to base rate borrowings and 2.75% with respect to LIBOR borrowings.

The above summary of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the full text of the Term Loan Credit Facility, a copy of which is attached as Exhibit 10.5 to the Company’s Form 10-Q for the period ended October 28, 2006, filed by the Company on December 7, 2006, SEC File No. 001-09338, and each is incorporated by reference into this Item 1.01.

Certain lenders under the Term Loan Credit Facility, as amended, have engaged in, or may in the future engage in, transactions with, and perform services for, the Company and its affiliates in the ordinary course of business.

Item 9.01.                                        Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

10.1

First Amendment to Credit Agreement, dated as of January 19, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

Dated: January 25, 2007	By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1

First Amendment to Credit Agreement, dated as of January 19, 2007, to the Credit Agreement, dated as of October 31, 2006, among Michaels Stores, Inc., Deutsche Bank AG New York Branch, as administrative agent, the other lenders named therein, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, N.A. and Credit Suisse, as co-documentation agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as co-lead arrangers and joint bookrunners.